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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 1, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-12202            93-1120873
   (State or other jurisdiction of    (Commission         (IRS Employer
            incorporation)            File Number)      Identification No.)

                        13710 FNB PARKWAY
                         OMAHA, NEBRASKA                     68154-5200
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                                [NOT APPLICABLE]
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01  OTHER EVENTS

         As required by the provisions of the settlement of Northern Border Pipeline Company's last rate case, on November 1, 2005, Northern Border Pipeline filed a rate case with the Federal Energy Regulatory Commission (FERC). The rate case filing proposes an increase to its rates; a change to its rate design approach with a supply zone and market area utilizing a fixed rate and a dekatherm-mile rate, respectively; a compressor usage surcharge primarily to recover costs related to powering electric compressors; and implementation of a short-term, firm-service rate structure on a prospective basis. Northern Border Pipeline has proposed an increase in overall revenues of 7.8 percent.

         The filing incorporates an overall cost of capital of 10.56 percent based on a rate of return on equity of 14.2 percent; an increase in the depreciation rate for transmission plant from 2.25 percent to 2.84 percent and the institution of a negative salvage rate of 0.59 percent and a decrease in the billing determinants. Also included in the filing is the continuation of the inclusion of income taxes in the calculation of its rates.

         While we cannot predict the FERC and intervening parties' positions on the proposed changes, we anticipate opposition and that by early December 2005, the FERC will issue an order which will identify the issues raised in the proceeding and accept the proposed rates but suspend their effectiveness until May 1, 2006, at which time the new rates would be collected subject to refund until final resolution of the rate case. We expect the FERC will set issues for hearing and unless Northern Border Pipeline is able to reach a settlement with the FERC staff and Northern Border Pipeline's customers, final resolution of this matter may not occur until 2007.


FORWARD-LOOKING STATEMENT
The statements above that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although we believe that our expectations regarding future events are based on reasonable assumptions within the bounds of our knowledge of our business, we can give no assurance that our goals will be achieved or that our expectations regarding future developments will be realized. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include:

o Northern Border Pipeline's ability to successfully advocate their position before the FERC or reach a reasonable settlement with the FERC staff and opposing parties;

o the ability to recover operating costs, costs of property, plant and equipment and regulatory assets in Northern Border Pipeline's rates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN BORDER PARTNERS, L.P.

Date: November 1, 2005                  By: /s/ Jerry L. Peters
                                        ----------------------------------------
                                        Name:   Jerry L. Peters
                                        Title:  Chief Financial and
                                                Accounting Officer






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